Exhibit 10.5

CLIFFORD                                                    CLIFFORD CHANCE LLP
CHANCE




                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
                                as Issuing Entity

                                BARCLAYS BANK PLC
                         as Issuing Entity Account Bank

             THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH
                                 as Note Trustee
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                                 ISSUING ENTITY
                             ACCOUNT BANK AGREEMENT
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                                    CONTENTS
CLAUSE                                                                     PAGE
1.   Interpretation............................................................1

2.   The Account...............................................................2

3.   Mandate...................................................................3

4.   Acknowledgement By The Issuing Entity Account Bank........................3

5.   Indemnity.................................................................4

6.   Resignation And Termination...............................................5

7.   Change Of Note Trustee Or Issuing Entity Account Bank.....................6

8.   Costs.....................................................................7

9.   Governing Law.............................................................7

SCHEDULE 1      MANDATE - SERIES ISSUING ENTITY DISTRIBUTION ACCOUNT...........8

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THIS ISSUING ENTITY ACCOUNT BANK AGREEMENT is made on [ ]

BETWEEN:

(1) GRACECHURCH CARD PROGRAMME FUNDING LIMITED, a public limited liability company incorporated in Jersey, Channel Islands with company number 98638, whose registered office is located at 26 New Street, St. Helier, Jersey (the "ISSUING ENTITY");

(2) BARCLAYS BANK PLC, a public limited liability company incorporated in England with company number 1026167, whose registered office is located at 1 Churchill Place, London E14 5HP (the "ISSUING ENTITY ACCOUNT BANK"); and

(3) THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH, as note trustee (the "NOTE TRUSTEE", which expression shall include such company and all other Persons for the time being acting as trustee or trustees under the Note Trust Deed).

THE PARTIES AGREE as follows:

1.     INTERPRETATION

1.1    DEFINITIONS
       Unless otherwise defined in this Issuing Entity Account Bank Agreement or the context requires otherwise, words and expressions used in this Issuing Entity Account Bank Agreement have the meanings and constructions ascribed to them in the Schedule 1 (Master Definitions Schedule) of the Issuing Entity Master Framework Agreement dated on or about the date hereof, between, among others, the Issuing Entity and the Note Trustee.

1.2    INCORPORATION OF COMMON TERMS
       Except as provided below, the Common Terms apply to this Issuing Entity Account Bank Agreement, where applicable, and shall be binding on the parties to this Issuing Entity Account Bank Agreement as if set out in full in this Issuing Entity Account Bank Agreement.

1.3    FURTHER ASSURANCE
       Paragraph 1 (Further Assurance) of the Common Terms applies to this Issuing Entity Account Bank Agreement as if set out in full herein, and as if each of the Issuing Entity and the Issuing Entity Account Bank was the Obligor (as defined therein) and the Note Trustee was the Obligee (as defined therein).

1.4    LIMITED RECOURSE AND NON-PETITION
       Paragraphs 8 (Non-Petition and Limited Recourse) and 10 (Obligations as Corporate Obligations) of the Common Terms apply to this Issuing Entity Account Bank Agreement and shall be deemed set out in full herein.

1.5    CONFLICT WITH COMMON TERMS
       If there is any conflict between the provisions of the Common Terms and the provisions of this Issuing Entity Account Bank Agreement, the provisions of this Issuing Entity Account Bank Agreement shall prevail, save for where any provision of this Issuing

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       Entity Account Bank Agreement relates to VAT, in which case the provisions of the Common Terms shall prevail.

1.6    REPRESENTATIONS AND WARRANTIES
       The Issuing Entity gives certain representations and warranties to the Note Trustee on the terms set out in the Issuing Entity Warranties.

1.7    COVENANTS
       The Issuing Entity covenants with the Note Trustee on the terms of the Issuing Entity Covenants.

1.8    REFERENCES TO THE NOTE TRUST DEED
       The parties hereto acknowledge that references to the Note Trust Deed in this Issuing Entity Account Bank Agreement are for definition purposes only and that (other than as expressly provided herein) the Issuing Entity Account Bank, in its capacity as the account operating bank under this Issuing Entity Account Bank Agreement, shall not be deemed to have notice of its terms.

2.     THE ACCOUNT

2.1    DIRECTIONS TO THE ISSUING ENTITY ACCOUNT BANK
       Prior to the occurrence of an Event of Default in respect of a Series and subject to Clause 4.2 (Instructions of Note Trustee), the Issuing Entity Account Bank shall comply with any direction of the Issuing Entity or its Delegate with respect to the Series Issuing Entity Distribution Account of such Series provided that such direction shall:

       2.1.1    be in writing; and

       2.1.2    comply with the relevant Mandate.

       Notwithstanding the provisions of this Clause 2.1 amounts shall only be withdrawn from the relevant Series Issuing Entity Distribution Account of a Series to the extent that such withdrawal does not cause the relevant account to become overdrawn and furthermore credits shall only be made to an account when the Issuing Entity Account Bank shall have received cleared funds.

2.2    TIMING OF TRANSFERS
       The Issuing Entity Account Bank agrees that if directed pursuant to Clause 2.1 (Directions to the Issuing Entity Account Bank) to make any payment, and provided such direction is given by the Issuing Entity, its Delegate or the Note Trustee prior to 2.00 p.m., it will transfer such amounts prior to close of business on the Business Day on which such direction is received and for value that day. If any direction is received by the Issuing Entity Account Bank later than 2.00 p.m. on any Business Day the Issuing Entity Account Bank shall make such payment as soon as practicable on the commencement of business on the following Business Day for value that day.

2.3    NO RECOURSE TO SERIES ISSUING ENTITY DISTRIBUTION ACCOUNT
       The charges of the Issuing Entity Account Bank (if any) for the operation of the relevant Series Issuing Entity Distribution Account of each Series shall not be debited from the relevant Issuing Entity Distribution Account but shall be payable by the Issuing Entity

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       within 30 days or less of receipt of a written invoice and charged by the
       Issuing Entity Account Bank to the Issuing Entity on the same basis and at the same rates as are generally applicable to its business customers and the Issuing Entity Account Bank hereby acknowledges that it will have no recourse by way of set-off or otherwise against any funds standing to the credit of the relevant Series Issuing Entity
       Distribution Account of each Series or against any party hereto other than the Issuing Entity in respect of the said charges.

3.     MANDATE

       The Issuing Entity has agreed to deliver a Mandate with respect to the Series Issuing Entity Distribution Account for each Series to the Issuing Entity Account Bank (with a copy to the Note Trustee) and the Issuing Entity Account Bank will confirm to the Issuing Entity and the Note Trustee, with respect to each Mandate, receipt by it of the relevant Mandate from the Issuing Entity and that the Mandate is operative and supersedes any previous mandates or arrangements relating to the relevant Series Issuing Entity Distribution Account of the Series.

4.     ACKNOWLEDGEMENT BY THE ISSUING ENTITY ACCOUNT BANK

4.1    ACKNOWLEDGEMENT OF INTENTION TO ASSIGN
       Notwithstanding anything to the contrary in the relevant corresponding Mandate, the Issuing Entity Account Bank hereby:

       4.1.1 acknowledges that pursuant to the Note Trust Deed and each relevant Note Trust Deed Supplement the Issuing Entity intends to assign, with respect to each Series, its rights, title and interest in the Issuing Entity Distribution Account of such Series to the Note Trustee by way of security; and

       4.1.2 subject to execution by the Issuing Entity of the Note Trust Deed and each relevant Note Trust Deed Supplement (such execution to be notified by the Issuing Entity to the Issuing Entity Account Bank), waives any right it has or may hereafter acquire to combine, consolidate or merge the relevant Series Issuing Entity Distribution Account with any other account of the Issuing Entity or any other person or any liabilities of the Issuing Entity or any other person to the Issuing Entity Account Bank and agrees that it may not set-off, transfer, combine or withhold payment of any sum standing to the credit of the relevant Series Issuing Entity Distribution Account in or towards or conditionally upon satisfaction of any liabilities to it of the Issuing Entity or any other person.

4.2    INSTRUCTIONS OF NOTE TRUSTEE
       Notwithstanding anything to the contrary in the relevant Mandate or the Issuing Entity Bank Account Operating Agreement, the Issuing Entity Account Bank hereby agrees (with the consent of the Issuing Entity):

       4.2.1 to comply with any direction of the Note Trustee expressed to be given by the Note Trustee pursuant to the Note Trust Deed and the relevant Note Trust Deed Supplement in respect of the operation of the relevant Series Issuing Entity Distribution Account with respect to each Series and the Issuing Entity Account

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                Bank shall be entitled to rely on any such direction
                purporting to have been given on behalf of the Note Trustee without enquiry; and

       4.2.2 after the occurrence of an Event of Default in relation to a particular Series that all right, authority and power of the Issuing Entity and the Delegate in respect of the operation of the relevant Series Issuing Entity Distribution Account of such Series shall be deemed to be terminated and of no further effect and the Issuing Entity Account Bank and the Issuing Entity agree that the Issuing Entity Account Bank shall, upon receipt of such notice (to be given in writing) from the Note Trustee, comply with the directions of the Note Trustee or any Receiver appointed under the Note Trust Deed in relation to the operation of the relevant Series Issuing Entity Distribution Account.

4.3    STATEMENTS
       Until the Issuing Entity Account Bank shall have been notified in writing by the Note Trustee that none of the Notes are outstanding, the Issuing Entity Account Bank shall provide the Issuing Entity with a monthly statement in respect of each Series Issuing Entity Distribution Account or upon written request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement.

5.     INDEMNITY

5.1    NO LIABILITY FOR LOSS
       Unless otherwise directed by the Note Trustee pursuant to Clause 4.2 (Instructions of Note Trustee) above, the Issuing Entity Account Bank in making payment from each Series Issuing Entity Distribution Account, in accordance with this Issuing Entity Account Bank Agreement, shall be entitled to act as directed by the Issuing Entity or its Delegate pursuant to Clause 2.1 (Directions to the Issuing Entity Account Bank) above and to rely as to the amount of any such transfer or payment on the instruction of the Issuing Entity in accordance with the relevant Mandate and the Issuing Entity Account Bank shall have no liability for any loss, injury or consequence suffered or incurred by the Issuing Entity for any action taken as a consequence of relying on any such instruction except in the case of the Issuing Entity Account Bank's wilful default, negligence, fraud or unremedied breach of this Issuing Entity Account Bank Agreement.

5.2    INDEMNITY
       The Issuing Entity shall indemnify the Issuing Entity Account Bank against any loss, cost, damage, charge or expense incurred by the Issuing Entity Account Bank in complying with any direction of the Issuing Entity or the Note Trustee as the case may be, delivered pursuant to and in accordance with this Issuing Entity Account Bank Agreement, save that this indemnity shall not extend to:

       5.2.1 the charges of the Issuing Entity Account Bank (if any) for the operation of each Series Issuing Entity Distribution Account; and

       5.2.2 any loss, cost, damage, charge or expense arising from any breach by the Issuing Entity Account Bank of its obligations under this Issuing Entity Account Bank Agreement.

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6.     RESIGNATION AND TERMINATION

6.1    RESIGNATION
       The Issuing Entity Account Bank may resign its appointment upon not less than 4 weeks' notice to the Issuing Entity (with a copy to the Note Trustee) PROVIDED THAT:

       6.1.1 if such resignation would otherwise take effect less than 30 days before or after a Final Redemption Date or other date for redemption of the Notes or any Interest Payment Date in relation to the Notes, it shall not take effect until the thirtieth day following such date; and

       6.1.2 such resignation shall not take effect until a successor has been duly appointed consistently with Clause 6.5 (Successor Issuing Entity Account Bank) or Clause 6.6 (Issuing Entity Account Bank may appoint Successors).

6.2    TERMINATION
       The Issuing Entity may (with the prior written approval of the Note Trustee) revoke its appointment of the Issuing Entity Account Bank by not less than 30 days' notice to the Issuing Entity Account Bank (with a copy, to the Note Trustee). Such revocation shall not take effect until a successor, previously approved in writing by the Note Trustee, has been duly appointed consistently with Clause 6.5 (Successor Issuing Entity Account Bank) or Clause 6.6 (Issuing Entity Account Bank may appoint Successors).

6.3    AUTOMATIC TERMINATION
       The appointment of the Issuing Entity Account Bank shall terminate forthwith if an Insolvency Event occurs in relation to the Issuing Entity Account Bank. If the appointment of the Issuing Entity Account Bank is terminated in accordance with this provision, the Issuing Entity shall forthwith appoint a successor in accordance with Clause 6.5 (Successor Issuing Entity Account Bank).

6.4    QUALIFYING INSTITUTION
       In the event that the Issuing Entity Account Bank ceases to be a Qualifying Institution, the Issuing Entity Account Bank shall immediately give notice of that fact to the Note Trustee and the Issuing Entity. As soon as practicable thereafter and in any event within 30 days of such notice, the Issuing Entity Account Bank shall transfer the closing credit balance of each Series Issuing Entity Distribution Account, together with all interest accrued on such balance up to but not including the date of transfer, to an appropriate successor account with a Qualifying Institution, approved by the Note Trustee.

6.5    SUCCESSOR ISSUING ENTITY ACCOUNT BANK
       The Issuing Entity may (with the prior written approval of the Note Trustee) appoint a successor Issuing Entity Account Bank and shall forthwith give notice of any such appointment to the Note Trustee, whereupon the Issuing Entity and the Note Trustee and the successor Issuing Entity Account Bank shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) this Issuing Entity Account Bank Agreement. Any successor Issuing Entity Account Bank appointed by the Issuing Entity shall be a Qualifying Institution.

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6.6    ISSUING ENTITY ACCOUNT BANK MAY APPOINT SUCCESSORS
       If the Issuing Entity Account Bank gives notice of its resignation in accordance with Clause 6.1 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with Clause 6.5 (Successor Issuing Entity Account Bank), the Issuing Entity Account Bank may itself, following such consultation with the Issuing Entity as is practicable in the circumstances and with the prior written approval of the Note Trustee, appoint as its successor any Qualifying Institution. The Issuing Entity Account Bank shall give notice of such appointment to the Issuing Entity and the Note Trustee whereupon the Issuing Entity and the Note Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) this Issuing Entity Account Bank Agreement.

6.7    MERGER
       Any legal entity into which the Issuing Entity Account Bank is merged or converted or any legal entity resulting from any merger or conversion to which such the Issuing Entity Account Bank is a party shall, to the extent permitted by applicable law, be the successor to the Issuing Entity Account Bank without any further formality. In the event of such a merger or conversion the Issuing Entity and the Note Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) this Issuing Entity Account Bank Agreement. Notice of any such merger or conversion shall forthwith be given by such successor to the Issuing Entity and the Note Trustee.

7.     CHANGE OF NOTE TRUSTEE OR ISSUING ENTITY ACCOUNT BANK

7.1    FURTHER ASSURANCE
       If there is any change in the identity of the Note Trustee in accordance with the terms of the Note Trust Deed, or a change in the identity of the Issuing Entity Account Bank other than in terms of Clause 6.7 (Merger), the parties hereto or any of them as appropriate shall execute such documents and take such actions as the new Note Trustee or Issuing Entity Account Bank and the outgoing Note Trustee or Issuing Entity Account Bank may require for the purpose of vesting in the new Note Trustee or Issuing Entity Account Bank the rights and obligations of the outgoing Note Trustee or Issuing Entity Account Bank, and releasing the outgoing Note Trustee or Issuing Entity Account Bank from its future obligations under this Issuing Entity Account Bank Agreement.

7.2    ASSISTANCE
       In the event of any termination under Clause 6 (Resignation and Termination) the Issuing Entity Account Bank shall take reasonable steps (for a period of no longer than 3 months after such termination) to assist the other parties hereto to effect an orderly transition of the Issuing Entity's banking arrangements.

8.     COSTS

       The Issuing Entity agrees to pay the proper costs (including proper legal costs and expenses) of the Issuing Entity Account Bank and of the Note Trustee in connection with the negotiation of this Issuing Entity Account Bank Agreement and the establishment of each Series Issuing Entity Distribution Account and the negotiation and execution of any

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       further documents and the taking of any further action to be executed or taken pursuant to Paragraph 18 (Confidentiality) of Schedule 2 (Common Terms) to the Issuing Entity Master Framework Agreement.

9.     GOVERNING LAW

       This Issuing Entity Account Bank Agreement and all matters arising from or connected with it shall be governed by English law in accordance with paragraph 25 (Governing law) of the Common Terms. Paragraph 26 (Jurisdiction) of the Common Terms applies to this Issuing Entity Account Bank Agreement as if set out in full in this Issuing Entity Account Bank Agreement.


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                                   SCHEDULE 1

              MANDATE - SERIES ISSUING ENTITY DISTRIBUTION ACCOUNT

At a duly constituted meeting of the Board of Directors of Gracechurch Card Programme Funding Limited (the "COMPANY") held at [ ] on [ ].

IT WAS RESOLVED that:

1. The Company ratify the opening of the account number [ ] sort code [ ] in the name of the Company designated the "Gracechurch Card Programme Funding Limited - Series [ ] Issuing Entity Distribution Account" (the "SERIES [ ] ISSUING ENTITY DISTRIBUTION ACCOUNT") held with Barclays Bank PLC (the "ISSUING ENTITY ACCOUNT BANK") at 1 Churchill Place, London E14 5HP and that the Series [ ] Issuing Entity Distribution Account be used as an account for the benefit of the Company.

2. Terms defined (or incorporated by reference) in the Issuing Entity Account Bank Agreement entered into on or about [ ] between the Company, The Bank of New York, London Branch (the "NOTE TRUSTEE") and the Issuing Entity Account Bank (the "ISSUING ENTITY ACCOUNT BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3. In relation to the Series [ ] Issuing Entity Distribution Account, the Issuing Entity Account Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of CHAPS, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted made or given and all directions in writing in respect of the Series [ ] Issuing Entity Distribution Account opened pursuant to the Issuing Entity Account Bank Agreement PROVIDED THAT any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the Appendix attached to these resolutions or that any directions or orders are received by the Issuing Entity Account Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Issuing Entity.

4. Notwithstanding resolution 3 above, the Issuing Entity Account Bank be and is hereby instructed to act on any advice contained in a secure facsimile transmission that includes the signal number authentication code with respect to the debiting and crediting of monies from and to the Series [ ] Issuing Entity Distribution Account unless notified otherwise in writing by the Company.

5. The mandates given to the Issuing Entity Account Bank by virtue of these resolutions shall, subject as provided in resolution 6 below, remain in force, unless and until the Issuing Entity Account Bank has received from the Note Trustee notice to the contrary (the "NOTE TRUSTEE'S NOTICE").

6. If the Issuing Entity Account Bank has received the Note Trustee's Notice, any instruction or other direction referred to in resolution 3 as it relates to amounts in the Series [ ] Issuing Entity Distribution Account in respect of the Series shall be signed by or on behalf of the Note Trustee or any substitute administrator or by the person or

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       persons specified by the Note Trustee in the Note Trustee's Notice or as
       otherwise agreed or directed by the Note Trustee hereafter.

7. The Issuing Entity Account Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Issuing Entity Account Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company (as the case may be) as to any changes therein.

8. These resolutions be communicated to the Issuing Entity Account Bank and remain in force until an amending resolution shall be passed by the Board of Directors of the Company with the prior written consent of the Note Trustee and a copy thereof and of such consent, certified by any one of the Directors or the Secretary, shall be received by the Issuing Entity Account Bank.


I hereby certify the above resolutions to have been duly adopted as resolutions of the board of Directors of the Company at the said Meeting.


.......................................

Director

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EXECUTED by the parties

Issuing Entity
Executed for an on behalf of            )
GRACECHURCH CARD                        )
PROGRAMME FUNDING LIMITED               )
acting by a duly authorised signatory   )



Issuing Entity Account Bank
Executed for an on behalf of            )
BARCLAYS BANK PLC                       )
acting by a duly authorised signatory   )



Note Trustee
Executed for and on behalf of           )
THE BANK OF NEW YORK                    )
by                                      )

                                                 ------------------------------
                                                     Authorised Signatory

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